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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            ------------------------
                Date of Report (Date of earliest event reported):
                                February 17, 2005
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                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)

         California                 001-13122                95-1142616
(State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)            File Number)         Identification Number)


                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)

                                 (213) 687-7700
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

On February 17, 2005, the Company issued a press release announcing financial results for the quarter and year ended December 31, 2004. Attached hereto as
Exhibit 99.1 is a copy of the Company's press release dated February 17, 2005 announcing the Company's financial results for this period.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits.

       (a)   Financial Statements of Businesses Acquired.
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             Not Applicable.

       (b)   Pro Forma Financial Information.
             -------------------------------

             Not Applicable.

       (c)   Exhibits.
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             Exhibit No.       Description
             ----------------  -------------------------------------------------

             99.1 Press Release dated February 17, 2005 (included herewith).





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RELIANCE STEEL & ALUMINUM CO.


Dated: February 17, 2005                 By: /s/ Karla Lewis
                                             -----------------------------------
                                             Karla Lewis
                                             Executive Vice President and
                                             Chief Financial Officer




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                          RELIANCE STEEL & ALUMINUM CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS
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Exhibit No.      Description
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99.1             Press Release dated February 17, 2005 (included herewith).